SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 29, 2016

Xenetic Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-178082	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hayden Avenue, Suite 230 Lexington MA 02421
(Address of principal executive offices)

Registrant’s telephone number, including area code: 781-778-7722

_______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 29, 2016, our board of directors appointed Roger D. Kornberg to serve as a member of our board of directors. Dr. Kornberg is an American biochemist and professor of structural biology at Stanford University School of Medicine. Dr. Kornberg was awarded the Nobel Prize in Chemistry in 2006 for his studies of the molecular basis of eukaryotic transcription. Dr. Kornberg became a postdoctoral research fellow at the Laboratory of Molecular Biology in Cambridge, England and then an Assistant Professor of Biological Chemistry at Harvard Medical School in 1976, before moving to his present position as Professor of Structural Biology at Stanford Medical School in 1978. He earned his bachelor's degree in chemistry from Harvard University in 1967 and his Ph.D. in chemical physics from Stanford in 1972. Dr. Kornberg has served on the Scientific Advisory Boards of the following companies: Cocrystal Discovery, Inc. (Chairman), ChromaDex Corporation (Chairman), StemRad, Ltd, Oplon Ltd (Chairman), and Pacific Biosciences. He has also been a director for the following companies: OphthaliX Inc., Protalix BioTherapeutics, Can-Fite BioPharma, Ltd and Teva Pharmaceutical Industries, Ltd.

There are no family relationships between Dr. Kornberg and any of our current directors or executive officers. A copy of Dr. Kornberg’s director’s letter agreement is attached hereto as Exhibit 10.1.

Dr. Kornberg has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years. At this time, we do not have an employment agreement with Dr. Kornberg but have entered into a letter arrangement regarding his involvement on the board of directors.

SECTION 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

In addition to disclosing current information pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and for reports of information required to be disclosed by Regulation FD through our SEC filings, we also intend to disclose such current information through our investor relations website, press releases, public conference calls, webcasts and through the following social media channels:

•	Xenetic Biosciences, Inc.’s Facebook Page (https://www.facebook.com/xeneticbio)
•	Xenetic Biosciences, Inc.’s Twitter (https://twitter.com/XeneticBio)
•	Xenetic Biosciences, Inc.’s LinkedIn Page (https://www.linkedin.com/company/xenetic-biosciences-inc-)
•	Xenetic Biosciences, Inc.’s Google + Page (https://plus.google.com/103621858654196899741/about)
•	Xenetic Biosciences, Inc.’s Chairman’s Blog Profile (http://www.thechairmansblog.com/xenetic-biosciences)

2

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On February 29, 2016, we issued a press release announcing the appointment of Dr. Kornberg.

A copy of the Press Release is attached hereto as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits

Exhibit No.	Description
10.1 99.1	Director’s Letter Agreement Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenetic Biosciences, Inc.

/s/ M. Scott Maguire

M. Scott Maguire

President, Chief Executive Officer

Date: February 29, 2016

3